Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
subsequent events
16. SUBSEQUENT EVENTS
The Group evaluated subsequent events through April 23, 2020, the date these consolidated financial statements were issued.
On January 12, 2021, the Company completed its IPO. At the closing of its IPO, the Company issued 11,000,000 American depositary shares (“ADSs”) at public offering price of US$19.00 per ADS. The number of ADSs issued at closing included the exercise in full of the underwriters’ option to purchase 1,650,000 additional ADSs from the Company. The aggregate gross proceeds from the IPO were approximately US$240 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. Each ADS represents 5 ordinary shares of the Company. Upon the completion of the IPO, the Company’s then outstanding 31,343,284 Series A Preferred Shares, 21,735,721 Series
B-1
Preferred Shares, 59,327,653
Series B-2 Preferred
Shares and 61,364,562 Series C Preferred Shares were converted into 31,343,284, 21,735,721, 59,327,653 and 61,364,562 ordinary shares, respectively.
On March 15, 2021, the Stock Option Plan Committee passed resolutions and granted 298,800 options under the 2020 Plan to certain employees with an exercise price of US$23.2 per option.
On March 30, 2021, Suzhou Gracell entered into a loan agreement with China CITIC Bank, under which Suzhou Gracell borrowed an aggregate principal amount of RMB10.0 million in the form of a term loan for 12 months. Interest on the outstanding loan balance accrues at a fixed annual rate equal to the one-year loan prime rate. Suzhou Gracell is required to make interest payments on the loan on a monthly basis and repay principal at the end of the loan term.